UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):  November 16, 2009

GATEWAY CERTIFICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-144228	20-5548974
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 Meadow Street, Suite 308, Brooklyn, NY		11206
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(718) 336-3922

(Former name or former address, if changed since last report)

Copies to:

Peter Campitiello, Esq.

Tarter Krinsky & Drogin LLP

1350 Broadway

New York, New York 10018

Tel: 212-216-8085

Fax: 212-216-8001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This current report on Form 8-K (this Report) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the Securities Act) and Section 21E of the Securities Exchange Act of 1934 (Exchange Act). The forward-looking statements are only predictions and provide our current expectations or forecasts of future events and financial performance and may be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “will” or “should” or, in each case, their negative, or other variations or comparable terminology, though the absence of these words does not necessarily mean that a statement is not forward-looking. The forward-looking statements are based on current views with respect to future events and financial performance. Actual results may differ materially from those projected in the forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things those:

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associated with the relative success of sales, marketing and product development;

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competition, including price competition; and

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general economic and business conditions.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosures set forth under Item 2 are incorporated by reference into this Item 1.

ITEM 2.01

COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS.

1.  CHANGES IN CONTROL OF REGISTRANT

The disclosures set forth under Item 2 are incorporated by reference into this Item 2.

2.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Jianye Greentech Holdings Ltd.

On November 16, 2009, Gateway Certifications, Inc. (the “Company” or the “Registrant”) acquired Jianye Greentech Holdings Ltd., a privately held corporation organized under the laws of the British Virgin Islands (“JGH”), in accordance with an Agreement and Plan of Share Exchange (the “Exchange”).  JGH was organized under the laws of the British Virgin Islands on April 17, 2008.  JGH is a holding company whose principal, operating companies develop, manufacture, and distribute alcohol-based automobile fuel products in the Peoples Republic of China.  Upon consummation of the Exchange, the Registrant adopted the business plan of JGH.

Also on November 16, 2009, immediately following the Exchange, the Board of Directors of the Registrant approved an amendment to the Registrant’s Articles of Incorporation increasing the number of authorized shares of Common Stock from 50,000,000 to 394,500,000 shares of Common Stock and concurrently effecting a forward stock split on the basis of 7.89 shares for each share of Common Stock (the “Split”).

Pursuant to the terms of the Exchange, Gateway Certifications, Inc. acquired JGH in exchange for an aggregate of 3,548,796 newly issued shares (the “Exchange Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) issued to JGH Shareholders in accordance with their pro rata ownership of JGH equity.  As a result of the Exchange, JGH became a wholly-owned subsidiary of the Company.  In addition, our principal stockholders agreed to retire their 7,950,000 shares of Common Stock.  Following the Exchange, and upon giving effect to the Split, the Company had an aggregate of 31,393,765 shares issued and outstanding.

At the effective time of the Exchange, our Board of Directors was reconstituted by the resignation of Lawrence Williams, Jr. from his role as the Company’s sole officer and director, and the appointment of Haipeng Wang as the Company’s Chairman and President; Daliang Yan as a Director and Chief Executive Officer; and Yulin Yang as Chief Financial Officer. See “Directors and Executive Officers, Promoters and Control Persons.”

Additionally on November 16, 2009, a majority of the Company’s Shareholders voted to amend the Company’s Articles of Incorporation to: (i) increase the number of Shares of the authorized capital stock to 400,000,000 shares of which 394,500,000 shall be Common Stock, par value $0.001 per share and 5,500,000 shall be preferred stock, par value $0.001 per share; (ii) authorizing the creation of a class of 5,500,000 shares of blank check preferred stock; and (iii) changing the name of the Registrant to American Jianye Greentech Holdings Ltd. Upon the filing of a Definitive Information Statement and effectiveness of the name change, the Company intends to apply to change its stock symbol on the Over the Counter Bulletin Board.

On November 17, 2009, the Company and Gateway Certifications, LLC, a New York limited liability company formed by the former controlling shareholders of the Company (“GCL”) entered into an Asset Divestiture Agreement whereby the Company assigned all of the pervious operating assets of the Company to GCL in exchange for the assumption of all of the Company’s liabilities to the members of GCL, who, as the former principal shareholders of the Company, agreed to return and cancel their 7,950,000 shares of Common Stock of the Company.

Following the issuance of the Exchange Shares and the retirement of our principal shareholder shares, the former members of JGH now beneficially own approximately 89% of the outstanding shares of our Common Stock.

Accordingly, the Exchange represents a change in control. As of the date of this report, there are 31,393,765 shares of Common Stock issued and outstanding.  For financial accounting purposes, the acquisition was a reverse acquisition of Gateway Certifications, Inc. by JGH, under the purchase method of accounting, and was treated as a recapitalization with JGH as the acquirer. Upon consummation of the Exchange, Gateway Certifications, Inc. adopted the business plan of JGH.

PART 1

DESCRIPTION OF BUSINESS

OVERVIEW

Gateway Certifications, Inc. (“Gateway Certifications,” “the Company”, “us”, “our” or “we,”) was incorporated in the State of Nevada as a for-profit company on August 30, 2006 and established a fiscal year end of December 31. We were formed to assist women-owned, minority-owned and other qualifying businesses (collectively referred to as “Minority Businesses”) apply for and successfully complete and receive various federal, state, city, and private sector certifications so that these businesses may develop with the goal that they will successfully compete in the marketplace without the need for government assistance.  As a result of the Exchange with JGH and the divestiture of these operations to Gateway Certifications, LLC, we have adopted the business plan of JGH, and now develop, manufacture, and distribute alcohol-based automobile fuel products in the Peoples of Republic of China.

The Company, through its wholly-owned subsidiaries, Jianye Greentech Holding Ltd. (BVI) and Hong Kong Jianye Greentech Holding Limited owns all of the registered capital of Heilongjian Jianye New Clean Fuel Marketing Co. Ltd. (“Heilongjian Jianye”), a limited liability company organized on September 8, 2009 under the laws of the People’s Republic of China company law.  Heilongjian Jianye is engaged in the business of developing, manufacturing and distributing alcohol-based automobile fuel products in the People’s Republic of China.

Heilongjian Jianye Co., Ltd. was founded in April 2004 under the laws of the People’s Republic of China with registered capital of RMB 9 million Yuan (US$1.3 million). The offices and manufacturing facility operated by Heilongjian Jianye are located at Daoli District, Harbin City, Heilongjiang Province Hegu Street, 68 in northeastern China. Heilongjian Jianye engages in the development, manufacture, and distribution of alcohol based automobile fuel.  The Company’s products are designed to function as a lower-cost, more environmentally friendly alternative to conventional gasoline-based auto fuel. In November 2007, Jianye Greentech Holdings Ltd. acquired 100% of the net assets of Heilongjian Jianye in exchange for debt and equity in Jianye Greentech Holdings Ltd.

Heilongjian Jianye was among the first China-based fuel manufacturers to bring to market alcohol-based automobile fuel. Alcohol fuel is an attractive alternative to gasoline for several reasons, in addition to its environmental benefits.  Alcohol-based fuel burns with higher efficiency and significantly lower toxic waste emissions than any lead-free gasoline that meets China’s national GB17930-1999 fuel quality standards. With its average total toxic waste emission level being only 1% of the maximum toxic emission level mandated by the Chinese industry regulators, the quality of alcohol fuel is on par with or exceeds the international fuel quality standards for Type IV lead-free gasoline. In addition, due to the lower costs of the raw materials used in the manufacturing process, the average integrated cost of such fuels is only about 4,000-4,150 Renminbi (“RMB”) (US $590-610) per ton, lower than the prevailing wholesale price of #93 lead-free gasoline in China by as much as 1,000 RMB (US$147) per ton.

Heilongjian Jianye has, since its formation, been engaged in developing its products and its refinery and now has a facility capable of producing 300,000 tons of fuel annually, and has developed the core staff needed for full production operations.  In the Spring of 2008, Heilongjian Jianye began to ship commercial quantities of fuel to customers, however, the facility continues to operate at only a fraction of its capacity due to a need for working capital to fund the launch of full-scale operations.

Heilongjian Jianye is currently capable of producing alcohol-based fuels comparable to lead-free gasoline with octane ratings ranging from #90 to #98. Heilongjian Jianye’s products include both ethanol-based fuels (E10, E30, E50, E60, E70, E80 and E85), and methanol-based fuels (M10, M30, M50, M60, M70, M80 and M85).  However, the primary focus of its business plan is to produce methanol-based fuels due to their environmental and economic advantages. Heilongjian Jianye is also engaged in the research and development of methanol/ethanol blended fuels, including ME80 and ME85.

The Market for Alcohol-based Fuel

Alcohol fuel is an attractive alternative to gasoline for several reasons, such as its environmental benefits.  Alcohol-based fuels burn with higher efficiency and significantly lower toxic waste emissions than any lead-free gasoline that meets China’s national GB17930-1999 fuel quality standards. With its average total toxic waste emission level being only 1% of the maximum toxic emission level mandated by the Chinese industry regulators, the quality of alcohol fuel is on par with or exceeds the international fuel quality standards for Type IV lead-free gasoline. In addition, due to the lower costs of the raw materials used in the manufacture process, the average integrated cost of such fuels is only about 4,000-4,150 Renminbi (“RMB”) ($590-610) per ton, lower than the prevailing wholesale price of #93 lead-free gasoline in China by as much as 1,000 RMB (US $147) per ton.

China encourages the use of alcohol fuel as a substitute for gasoline due to economic and environmental reasons, which provides a strong impetus for the development of alcohol fuel industry in the country.  It is estimated that by 2010, the annual production capacity of domestic alcohol-based automobile fuel in China will reach 2 million tons. Meanwhile, worldwide demand for alcohol fuel is also gradually increasing, due to the limited supply and high cost of gasoline and for environmental reasons. The increased demand has caused an increase in both the price and the profit margin for alcohol-based fuel.

Products

Heilongjian Jianye is currently capable of producing alcohol-based fuels comparable to lead-free gasoline with octane ratings ranging from #90 to #98. The Company’s products include both ethanol-based fuels (E10, E30, E50, E60, E70, E80 and E85), and methanol-based fuels (M10, M30, M50, M60, M70, M80 and M85), although the primary focus of its business plan is on methanol-based fuels due to their environmental and economic advantages. Recently, Heilongjian Jianye has also been engaged in the research and development of methanol/ethanol blended fuels, including ME80 and ME85.

Heilongjian Jianye licenses a portfolio of patents to Hong Kong Jianye Greentech Holding Ltd., including technologies to manufacture:

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M80-M90 alcohol-based automobile fuels (No. 2006100105225);

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E80-E90 Alcohol-based automobile fuel (No. 200610010523X);

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an ethanol-based clean automobile fuel (No. 2004100480448);

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an ethyl/methyl alcohol based fuels manufacturing method (No. 2006100105244);

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an M80-M90/E80-E90 alcohol-based automobile fuel catalyst manufacturing method (No. 2006100105102);

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an ethanol/methanol degeneration method (No. 20061009907X); and

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a manufacturing method of high-efficiency alcohol-gasoline blended fuel catalyst (No. 2006100099050).

The company also owns 2 international patents:

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Cellulosic ethanol-based vehicles with clean fuels,  (No. PCT/CN20081139)

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Methanol, cellulosic ethanol, ethanol-based vehicles with clean fuel additives, (No. PCT/CN20081138)

Competitive Advantages

We believe the following strengths provide the Company with a competitive advantages in the marketplace:

The licenses are indefinite and royalty-free.  As a forerunner in the alcohol-based fuels industry, we have set the leading enterprise standards in China, and have been actively engaged in the development of national as well as provincial industry standards. During 2008, China’s National Standardization Committee formulated the first set of national standards for alcohol-based fuels.  These will standardize the manufacturing practice and quality control of alcohol-based automobile fuel.  Because of our involvement in the development of the standards, we are in full compliance with the new standards.

Efficient fuels. The efficacy of our M85 and E85 fuels in conventional automobiles was tested positively in April 2007 by the Heilongjiang Provincial Control & Test Institute.  The efficacy of its ME60, M30, M50, M85 and E85 fuels in conventional automobiles was tested with positive results in January 2007 by the Heilongjiang Automobile Products Quality Control Center.  We have also been granted High-tech Product and Environmentally Friendly Product certifications by the Heilongjiang Provincial Government and the Zhao Dong Municipal Government.

Competition

The alternative energy industry is widespread and highly competitive. Numerous entities in China and around the world compete with our efforts to produce process and distribute energy from renewable resources, including ethanol, biodiesel and biomass. We face, and expect to continue to face, competition from entities to the extent that they develop products similar or identical to ours. We also face, and expect to continue to face, competition from entities that provide alternative energy solutions from renewable resources other than biomass, such as solar, hydro and wind energy producers.

Because many of our competitors have substantially greater capital resources and more experience in research and development, manufacturing and marketing than we do, we may face strong competition in bringing them to market in a cost-effective and timely manner.

Operations to Date

Until this year, our sales had consisted of samples of our alcohol-based fuels, and occasional resale of fuel additives.  In the September of 2009, however, Heilongjian Jianye commenced shipments of alcohol-based fuels in commercial quantities.  Our revenue for the year ended Sept 30, 2009, therefore, includes the following:

Product	Tons	Revenue
#93	2,800	$2,246,892

These contracts do not qualify as backlog, because neither customer has a binding purchase obligation – the customers have the option to place monthly orders accompanied by payment of a deposit.  Nevertheless, the contracts are indicative of the kind of production agreements that we are pursuing and gradually obtaining.

Our Growth Strategy

Heilongjian Jianye has, since its formation, been engaged in developing its products and its refinery.  The Company now has a facility capable of producing 300,000 tons of fuel annually, and has developed the core staff needed for full production operations.

Research and Development

The Company has developed a patented method for blending the raw materials in its manufacture process. This processing technique enables production of Methanol automobile fuel under normal atmospheric conditions and temperatures, as well as at temperatures as low as -30 degrees Celsius (-22 degrees Fahrenheit).  The Company’s refining process produces no significant amount of hazardous waste or pollution.  These qualities, which are superior to those of lead-free gasoline fuel, have been certified by a team of experts organized by the Heilongjiang Province Science & Technology Department.

The key to the efficacy of the Company’s fuels is the unique combination of catalysts with methanol to raise the oxygen content and increase the octane rating of the fuels.  Prior to September 2006, the Company used methyl tertiary-butyl ether (MTBE) as the primary catalyst in its alcohol fuels, following the then-standard international manufacturing practice.  As information became available regarding the risk to the environment of MTBE run-off, the Company had ceased using MTBE as an oxygenate, switching to different less, environmentally harmful and non-toxic high-carbon derivatives to fulfill the same functions.

To date, the Company has developed six different types of catalysts, which are added into different types of alcohol–based fuels. These catalysts have proven to enhance fuel octane rating and engine power, inhibit the premature oxidation of the fuel, help remove sediment in the carburetor, and prevent the erosion of the engine’s cylinder surface. Whereas conventional alcohol-based automobile fuels can be used only in specially designed automobile engines due to corrosion and engine wear, the Company’s fuels can be readily used in most standard motor vehicle engines, either independently or in combination with gasoline of comparable octane rating. The Company manufactures all six types of catalysts in its factory in Zhao Dong City, Heilongjiang Province.

Sales and Marketing

Currently Heilongjian Jianye’s sales network have several sales companies in the major cities of China’s four provinces, including Harbin, Liaoning, Guangdong, and Guangxi. Each of these five sales companies has six full-time sales persons. The Beijing-based sales company coordinates the Company’s overall sales efforts.

The Company plans to sell its fuel products primarily through three channels:

1.  Direct to private gas stations;

2.  Direct to state-owned refined fuel storage and retail facilities; and

3.  Distribution through China National Petroleum Corporation (“CNPC”) and PetroChina Company Limited nationwide network.

We expect the largest channel for distribution will be through the regional branches of CNPC and PetroChina, which have indicated a willingness to distribute our fuels to their affiliated gas stations.  However, we have no written agreements with either of these companies nor can any assurance be given that an agreement will be reached or if reached that it will be on terms favorable to the Company.

Manufacturers and Suppliers

The raw materials we use to make our products come from a number of suppliers.  Currently, the Company has no written agreement to ensure the delivery of these materials.

Employees

The Company consists of six operational departments: technologies, sales, supply, planning, finance and general administration. There are currently 32 full-time employees, including 6 in management and administration, and 8 in R&D.

CORPORATE INFORMATION

The Company’s corporate headquarters and refinery is located on Bin Xi, Harbin Development Zone, with a total usable area of 30,000 square meters. The Company’s production facilities cover a total area of 5,000 square meters plus 2,000 square meters of office building.

PART 1A.  RISK FACTORS

Investing in the Company's common stock involves a high degree of risk. Prospective investors should carefully consider the risks described below, together with all of the other information included or referred to in this Current Report on Form 8-K, before purchasing shares of the Company's common stock. There are numerous and varied risks, known and unknown, that may prevent the Company from achieving its goals. The risks described below are not the only ones the Company will face. If any of these risks actually occur, the Company's business, financial condition or results of operation may be materially adversely affected. In such case, the trading price of the Company's common stock could decline and investors in the Company's common stock could lose all or part of their investment.

Because we have not yet commenced our full scale production operations, unexpected factors may hamper our efforts to implement our business plan.

Our business plan contemplates that we will become a fully-integrated refiner and marketer of alcohol-based fuel oil.  To date, however, we have produced and marketed our fuels only in limited quantities.  If the necessary funding can be obtained, we will commence operations on a much larger scale.  The complexity of this undertaking means that we are likely to face many challenges, some of which are not yet foreseeable.  Problems may occur with our raw material acquisition, with the roll-out of efficient manufacturing processes, and with our ability to deliver fuel efficiently.  If we are not able to minimize the costs and delays that result, our business plan may fall short of its goals, and we will be unable to achieve profitability.

Risks Specific to the Company

The capital investments that we plan may result in dilution of the equity of our present shareholders.

Our business plan contemplates that we will invest approximately $4 million in the start-up of our full-scale operations.  We intend to raise a large portion of the necessary funds by selling equity in our company.  At present we have no commitment from any source for those funds.  We cannot determine, therefore, the terms on which we will be able to raise the necessary funds.  It is possible that we will be required to dilute the value of our current shareholders’ equity in order to obtain such funds.  If, however, we are unable to raise the necessary funds, our growth will be limited, as will our ability to compete effectively.

Our profitability will be dependent on market prices for methanol, ethanol and gasoline.

Our profitability and financial condition will be significantly affected by the selling price for alcohol-based fuel.  That price, in turn, will depend on the market prices for competitive products, specifically gasoline.  Uncontrolled market forces ultimately drive the price and supply of each of these fuels.  Factors that affect these market prices include the level of consumer product demand, governmental regulations and taxes, the level of foreign imports of oil and natural gas, and the overall economic environment. Significant declines in world wide prices for oil could have a material adverse effect on our success in introducing methanol-based fuels.

A general economic downturn or sudden disruption in business conditions may affect consumer purchases of discretionary items, which could adversely affect our financial results.

The general level of consumer spending is affected by a number of factors, including general economic conditions, inflation, interest rates, energy costs, and consumer confidence generally, all of which are beyond our control.  Consumer purchases of discretionary items tend to decline during recessionary periods, when disposable income is lower, and may impact sales of our products.  Some commentators believe that the global economy currently is in a recessionary period.  In addition, sudden disruptions in business conditions, for example, as a consequence of the recent decline in financial institutions and capital markets can have a short and, sometimes, long-term impact on consumer spending.

A downturn in the economies in which we sell our products or a sudden disruption of business conditions in those economies could adversely affect our sales.

Our liability insurance may not be adequate in a catastrophic situation.

Heilongjian Jianye currently maintains property damage, liability and products liability insurance  Nevertheless, material damage to, or the loss of, Heilongjian Jianye's facilities or equipment due to fire, severe weather, flood or other catastrophe, even if insured against, could result in  significant losses to the Company.

Our products may cause harmful effects to the environment.

Heilongjian Jianye creates products that may have harmful effects on the environment if not stored and handled properly prior to use, which could result in significant liability and compliance expense. The distribution of alcohol-based fuel involves the controlled use of materials that are hazardous to the environment. Heilongjian Jianye cannot eliminate the risk of accidental contamination or discharge and any resulting problems that occur. Government regulations govern the use, manufacture, storage, handling and disposal of these materials. Heilongjian Jianye may be named a defendant in any suit that arises from the improper handling, storage or disposal of these products. Heilongjian Jianye could also be subject to civil damages in the event of an improper or unauthorized release of, or exposure of individuals to, hazardous materials. Compliance with environmental laws and regulations may be expensive, and current or future environmental regulations may impair Heilongjian Jianye’s research, development and production efforts.

Our success depends, in part, on the quality and safety of our products.

Our success depends, in part, on the quality and safety of our products.  If our products are found to be unsafe, or if they otherwise fail to meet our consumers’ standards, our relationships with customers or consumers could suffer, the appeal of our brand could be diminished, and we could lose sales and/or become subject to liability claims, any of which could result in a material adverse effect on our business, results of operations and financial condition.

Our success depends, in part, on maintaining good relationships with our distribution channels.

Our success depends, in part, on our maintaining satisfactory relationships with our distribution channels. We do not have long term supply or distribution contracts. The vast majority of our sales are effected on a purchase order basis which requires us to meet expectations of delivery, quality and pricing of our products, at both the distribution channel level and at the level of the ultimate consumer who uses our products. If we fail to meet expected standards, our revenues would decline and this could result in a material adverse effect on our business, results of operations and financial condition.

An increase in raw material prices could increase Heilongjian Jianye’s costs and decrease its profits.

Changes in the cost of raw materials could significantly affect Heilongjian Jianye’s business. Although the cost of ethanol has traditionally been relatively stable, increased use of ethanol for fuel would create increased demand and could introduce volatility into the market for methanol.  Our other two primary raw materials, gasoline distillate and ethanol, already trade in volatile markets.  The market price for gasoline distillate is a function of the market price of oil, which has been highly volatile in recent years.  The market price of ethanol depends primarily on the availability of feedstocks, which again has become volatile in recent years due to the heightened demand caused by the widespread acceptance of ethanol as a fuel supplement.  Increased prices in any of these markets could decrease Heilongjian Jianye’s profitability.  Heilongjian Jianye does not expect to enter into hedging contracts with respect to raw material prices, but will rely on its Chairman’s network of industry relationships to obtain the best available prices.

Reliance on third party suppliers for raw materials may affect Heilongjian Jianye’s production and profitability.

To date, Heilongjian Jianye has no binding commitments for the supply of raw materials, although it has established a favourable relationship with its primary distillate supplier by making a large advance payment.  Even as it develops supply arrangements, Heilongjian Jianye’s suppliers could terminate the contracts and sell to other buyers, or enter into the methanol-based fuel production business in direct competition with Heilongjian Jianye.  If Heilongjian Jianye ’s suppliers do not perform their obligations as agreed, Heilongjian Jianye will not be able to maintain its refinery operations at an efficient level, and may itself default in satisfying deliver orders, all of which would adversely affect Heilongjian Jianye ’ profitability.

Increased government regulation of our production and/or marketing operations could diminish our profits.

The fuel production and supply business is highly regulated.  Government authorities are concerned with effect of fuel distribution on the national and local economy.  To achieve optimal availability of fuel, governments regulate many key elements of both production and distribution of fuel.  Increased government regulation may affect our business in ways that cannot be predicted at this time, potentially involving price regulation, distribution regulation, and regulation of manufacturing processes.  Any such regulation or a combination could have an adverse effect on our profitability.

In addition, the day-to-day operations of our business will require frequent interaction with representatives of the Chinese government institutions.  The national, provincial and local governments in the People’s Republic of China are highly bureaucratized.  The effort to obtain the registrations, licenses and permits necessary to carry out our business activities can be daunting.  Significant delays can result from the need to obtain governmental approval of our activities.  These delays can have an adverse effect on the profitability of our operations.  In addition, compliance with regulatory requirements applicable to fuel manufacturing and distribution may increase the cost of our operations, which would adversely affect our profitability.

Our business and growth will suffer if we are unable to hire and retain key personnel that are in high demand.

Our future success depends on our ability to attract and retain highly skilled engineers, chemists, industrial technicians, production supervisors, and marketing personnel.  In general, qualified individuals are in high demand in China, and there are insufficient experienced personnel to fill the demand.  In a specialized scientific field, such as ours, the demand for qualified individuals is even greater.  If we are unable to successfully attract or retain the personnel we need to succeed, we will be unable to implement our business plan.

Capital outflow policies in China may hamper our ability to pay dividends to shareholders in the United States.

The People’s Republic of China has adopted currency and capital transfer regulations. These regulations require that we comply with complex regulations for the movement of capital. Although Chinese governmental policies were introduced in 1996 to allow the convertibility of RMB into foreign currency for current account items, conversion of RMB into foreign exchange for capital items, such as foreign direct investment, loans or securities, requires the approval of the State Administration of Foreign Exchange. We may be unable to obtain all of the required conversion approvals for our operations, and Chinese regulatory authorities may impose greater restrictions on the convertibility of the RMB in the future. Because most of our future revenues will be in RMB, any inability to obtain the requisite approvals or any future restrictions on currency exchanges will limit our ability to pay dividends to our shareholders.

Currency fluctuations may adversely affect our operating results.

Heilongjian Jianye generates revenues and incurs expenses and liabilities in Renminbi, the currency of the People’s Republic of China.  However, as a subsidiary of China Jianye Fuel, it will report its financial results in the United States in U.S. Dollars.  As a result, our financial results will be subject to the effects of exchange rate fluctuations between these currencies.  From time to time, the government of China may take action to stimulate the Chinese economy that will have the effect of reducing the value of Renminbi.  In addition, international currency markets may cause significant adjustments to occur in the value of the Renminbi.  Any such events that result in a devaluation of the Renminbi versus the U.S. Dollar will have an adverse effect on our reported results.  We have not entered into agreements or purchased instruments to hedge our exchange rate risks.

We have limited business insurance coverage.

The insurance industry in China is still at an early stage of development. Insurance companies in China offer limited business insurance products, and do not, to our knowledge, offer business liability insurance. As a result, we do not have any business liability insurance coverage for our operations. Moreover, while business disruption insurance is available, we have determined that the risks of disruption and cost of the insurance are such that we do not require it at this time. Any business disruption, litigation or natural disaster might result in substantial costs and diversion of resources.

We are not likely to hold annual shareholder meetings in the near future.

Management does not expect to hold annual meetings of shareholders in the next few years, due to the expenses involved.  The current members of the Board of Directors were appointed to that position by the previous directors.  If other directors are added to the Board in the future, it is likely that the current directors will appoint them.  As a result, the shareholders of the Company will have no effective means of exercising control over the operations of the Company.

We face intense competition from other alternative fuel producers, some of which have significantly distribution and financial resources than we do.

The alternative fuels industry is extremely competitive and will continue to be in the future as more production facilities are built and the industry expands. Our business may face competitive challenges from other or larger facilities that can produce a wider range and larger quantity of products than we can.  In addition, we compete directly with traditional petroleum-based fuel and major integrated oil companies, which are among the largest and most successful companies in the world.  Producers of petroleum-based diesel have substantially greater financial and other resources than we do and could offer biofuels directly to distributors and users, which may be a significant competitive advantage.

Risks Related to the Securities Markets and Investments in Our Common Stock

Because our common stock is quoted on the "OTCBB," your ability to sell your shares in the secondary trading market may be limited.

Our common stock is currently quoted on the over-the-counter market on the OTC Electronic Bulletin Board. Consequently, the liquidity of our common stock is impaired, not only in the number of shares that are bought and sold, but also through delays in the timing of transactions, and coverage by security analysts and the news media, if any, of our company. As a result, prices for shares of our common stock may be lower than might otherwise prevail if our common stock was quoted and traded on Nasdaq or a national securities exchange.

Because our shares are "penny stocks," you may have difficulty selling them in the secondary trading market.

Federal regulations under the Securities Exchange Act of 1934 regulate the trading of so-called "penny stocks," which are generally defined as any security not listed on a national securities exchange or Nasdaq, priced at less than $5.00 per share and offered by an issuer with limited net tangible assets and revenues. Since our common stock currently is quoted on the "OTCBB" at less than $5.00 per share, our shares are "penny stocks" and may not be traded unless a disclosure schedule explaining the penny stock market and the risks associated therewith is delivered to a potential purchaser prior to any trade.

In addition, because our common stock is not listed on Nasdaq or any national securities exchange and currently is quoted at and trades at less than $5.00 per share, trading in our common stock is subject to Rule 15g-9 under the Securities Exchange Act. Under this rule, broker-dealers must take certain steps prior to selling a "penny stock," which steps include:

• obtaining financial and investment information from the investor;

• obtaining a written suitability questionnaire and purchase agreement signed by the investor; and

• providing the investor a written identification of the shares being offered and the quantity of the shares.

If these penny stock rules are not followed by the broker-dealer, the investor has no obligation to purchase the shares. The application of these comprehensive rules will make it more difficult for broker-dealers to sell our common stock and our shareholders, therefore, may have difficulty in selling their shares in the secondary trading market.

Our stock price may be volatile and your investment in our common stock could suffer a decline in value.

As of November 16, 2009, there has been only limited trading activities in the Company’s common stock.  There can be no assurance that a market will ever develop in the Company’s common stock in the future.  If a market does not develop then investors would be unable to sell any of the Company’s common stock likely resulting in a complete loss of any funds therein invested.

Should a market develop, the price may fluctuate significantly in response to a number of factors, many of which are beyond our control. These factors include:

• acceptance of our products in the industry;

• announcements of technological innovations or new products by us or our competitors;

• developments or disputes concerning patent or proprietary rights;

• economic conditions in China and or abroad;

• actual or anticipated fluctuations in our operating results;

• broad market fluctuations; and

• changes in financial estimates by securities analysts.

A registration of a significant amount of our outstanding restricted stock may have a negative effect on the trading price of our stock.

At November 16, 2009, shareholders of the Company had approximately 31,400,000 post-split adjusted shares of restricted stock, or 62% of the outstanding common stock. If we were to file a registration statement including all of these shares, and the registration is allowed by the SEC, these shares would be freely tradable upon the effectiveness of the planned registration statement. If investors holding a significant number of freely tradable shares decide to sell them in a short period of time following the effectiveness of a registration statement, such sales could contribute to significant downward pressure on the price of our stock.

We do not intend to pay any cash dividends in the foreseeable future and, therefore, any return on your investment in our capital stock must come from increases in the fair market value and trading price of the capital stock.

We have not paid any cash dividends on our common stock and do not intend to pay cash dividends on our common stock in the foreseeable future. We intend to retain future earnings, if any, for reinvestment in the development and expansion of our business. Any credit agreements, which we may enter into with institutional lenders, may restrict our ability to pay dividends. Whether we pay cash dividends in the future will be at the discretion of our board of directors and will be dependent upon our financial condition, results of operations, capital requirements and any other factors that the board of directors decides is relevant. Therefore, any return on your investment in our capital stock must come from increases in the fair market value and trading price of the capital stock.

We may issue additional equity shares to fund the Company's operational requirements which would dilute your share ownership.

The Company's continued viability depends on its ability to raise capital. Changes in economic, regulatory or competitive conditions may lead to cost increases. Management may also determine that it is in the best interest of the Company to develop new services or products. In any such case additional financing is required for the Company to meet its operational requirements. There can be no assurances that the Company will be able to obtain such financing on terms acceptable to the Company and at times required by the Company, if at all. In such event, the Company may be required to materially alter its business plan or curtail all or a part of its operational plans as detailed further in Management's Discussion and Analysis in this Form 8-K. While the Company currently has no offers to sell it securities to obtain financing, sale or the proposed sale of substantial amounts of our common stock in the public markets may adversely affect the market price of our common stock and our stock price may decline substantially. In the event that the Company is unable to raise or borrow additional funds, the Company may be required to curtail significantly its operational plans as further detailed in Requirements for Additional Capital in the Management Discussion and Analysis of this Form 8-K.

The Company’s proposed Amended Articles of Incorporation authorize the issuance of up to 394,500,000 total shares of Common Stock without additional approval by shareholders. As of November 16, 2009, we had 31,400,000 post-split adjusted shares of common stock outstanding.

Because our common stock is quoted only on the Over the Counter Bulletin Board, your ability to sell your shares in the secondary trading market may be limited.

Our common stock is quoted only on the Over the Counter Bulletin Board.  Consequently, the liquidity of our common stock is impaired, not only in the number of shares that are bought and sold, but also through delays in the timing of transactions, and coverage by security analysts and the news media, if any, of our company. As a result, prices for shares of our common stock may be different than might otherwise prevail if our common stock was quoted or traded on a national securities exchange such as the New York Stock Exchange.

Large amounts of our common stock will be eligible for resale under Rule 144.

As of November 16, 2009, approximately 28,000,000 of the 31,400,000 issued and outstanding post-split shares of the Company's common stock are restricted securities as defined under Rule 144 of the Securities Act of 1933, as amended (the “Act”) and under certain circumstances may be resold without registration pursuant to Rule 144.

Approximately 3,400,000 shares of our post-split adjusted restricted shares of common stock are held by non-affiliates who may avail themselves of the public information requirements and sell their shares in accordance with Rule 144. As a result, some or all of these shares may be sold in accordance with Rule 144 potentially causing the price of the Company's shares to decline.

In general, under Rule 144, a person (or persons whose shares are aggregated) who has satisfied a six month holding period may, under certain circumstances, sell within any three-month period a number of securities which does not exceed the greater of 1% of the then outstanding shares of common stock or the average weekly trading volume of the class during the four calendar weeks prior to such sale. Rule 144 also permits, under certain circumstances, the sale of securities, without any limitation, by a person who is not an Affiliate, as such term is defined in Rule 144(a)(1), of the Company and who has satisfied a one year holding period. Any substantial sale of the Company's common stock pursuant to Rule 144 may have an adverse effect on the market price of the Company's shares. This filing will satisfy certain public information requirements necessary for such shares to be sold under Rule 144.

The requirements of complying with the Sarbanes-Oxley act may strain our resources and distract management.

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Sarbanes-Oxley Act of 2002. The costs associated with these requirements may place a strain on our systems and resources. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting. Historically, as a private company we have maintained a small accounting staff, but in order to maintain and improve the effectiveness of our disclosure controls and procedures and internal control over financial reporting, significant additional resources and management oversight will be required. This includes, among other things, retaining independent public accountants. This effort may divert management's attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, we may need to hire additional accounting and financial persons with appropriate public company experience and technical accounting knowledge, and we cannot assure you that we will be able to do so in a timely fashion.

Our executive officers, directors and principal stockholders control our business and may make decisions that are not in our stockholders' best interests.

As of November 16, 2009 our officers, directors, and principal stockholders, and their affiliates, in the aggregate, beneficially owned approximately 80% of the outstanding shares of our common stock on a fully diluted basis. As a result, such persons, acting together, have the ability to substantially influence all matters submitted to our stockholders for approval, including the election and removal of directors and any merger, consolidation or sale of all or substantially all of our assets, and to control our management and affairs. Accordingly, such concentration of ownership may have the effect of delaying, deferring or preventing a change in discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of our business, even if such a transaction would be beneficial to other stockholders.

Sales of additional equity securities may adversely affect the market price of our common stock and your rights in the Company may be reduced.

We expect to continue to incur drug development and selling, general and administrative costs, and in order to satisfy our funding requirements, we may need to sell additional equity securities. Our stockholders may experience substantial dilution and a reduction in the price that they are able to obtain upon sale of their shares. Also, any new securities issued may have greater rights, preferences or privileges than our existing common stock which may adversely affect the market price of our common stock and our stock price may decline substantially.

PART 2. FINANCIAL INFORMATION

MANAGEMENT'S DISCUSSION AND ANALYSIS OF PLAN OF OPERATIONS

The following discussion and plan of operations should read in conjunction with the financial statements and the notes to those statements included in this 8-K. This discussion includes forward-looking statements that involve risk and uncertainties. As a result of many factors, such as those set forth under “Risk Factors,” actual results may differ materially from those anticipated in these forward-looking statements.

Some of the statements contained in this Form 8-K that are not historical facts are "forward-looking statements" which can be identified by the use of terminology such as "estimates," "projects," "plans," "believes," "expects," "anticipates," "intends," or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 8-K, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties, and other factors affecting our operations, market growth, services, products, and licenses. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, our performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

1.

Our ability to attract and retain management, and to integrate and maintain technical information and management information systems;

2.

Our ability to generate customer demand for our products;

3.

The intensity of competition; and

4.

General economic conditions.

All written and oral forward-looking statements made in connection with this Form 8-K that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

Overview

The Company, through Heilongjian New Jianye New Clean Fuel Marketing Ltd. (“Heilongjian Jianye”) in China, is in the business of supplying ethanol and methanol as alternative fuel for automobile use in China.

Heilongjian Jianye was among the first to hold China-based fuel manufacturers to bring to market alcohol-based automobile fuel.

The company operates in an industry characterized by rapid technological changes. It will need additional investments to complete the development and improvement necessary for the development and production.

The company's business strategy is to increase its market share by expanding into developing its products and its refinery.  Manufacturing facilities are now planned aiming for the capacity of producing 300,000 tons of fuel annually, and recruiting the core staff needed for full production operations.

Critical Accounting Policies and Estimates

This discussion and analysis of our financial condition and results of operations are based on our financial statements that have been prepared under accounting principle generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - Cash and cash equivalents include cash and all highly liquid instruments with original maturities of three months or less.

Accounts Receivable - Accounts receivable are carried at original invoice amount less estimates made for doubtful receivables. Management determines the allowance for doubtful accounts at the end of the period based on a review of the current status of existing receivables, account aging, historical collection experience, subsequent collections, management's evaluation of the effect of existing economic conditions, and other known factors. The provision is provided for the above estimates made for all doubtful receivables. Account balances are charged off against the allowance only when the Company considers it is probable that a receivable will not be recovered. Recoveries of trade receivables previously written off are recorded when received.

Revenue Recognition - The Company derives its revenues primarily from distribution of fuel for automobile use. Revenue is recognized when merchandise is shipped, title and risk of loss is passed to the customer and collectability is reasonably assured.

Income Taxes - The Company accounts for income taxes under the liability method in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" under this method, deferred income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

Foreign-currency Transactions - Foreign-currency transactions are recorded in Chinese Yuan at the rates of exchange in effect when the transactions occur. Gains or losses resulting from the application of different foreign exchange rates when cash in foreign currency is converted into Chinese Yuan, or when foreign-currency receivables or payables are settled, are credited or charged to income in the year of conversion or settlement. On the balance sheet dates, the balances of foreign-currency assets and liabilities are restated at the prevailing exchange rates and the resulting differences are charged to current income except for those foreign currencies denominated investments in shares of stock where such differences are accounted for as translation adjustments under stockholders’ equity.

Translation Adjustment - The accounts of the Company were maintained, and its financial statements were expressed, in Chinese Yuan. Such financial statements were translated into U.S. Dollars in accordance SFAS No. 52, "Foreign Currency Translation", with the Chinese Yuan as the functional currency. According to the Statement, all assets and liabilities are translated at the current exchange rate, stockholder's equity are translated at the historical rates and income statement items are translated at the weighted average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income" as a component of shareholders’ equity.

Recently Issued Accounting Pronouncements - In August 2009, the FASB issued Accounting Standards Update 2009-05, “Measuring Liabilities at Fair Value” to provide guidance on measuring the fair value of liabilities under ASC 820, “Fair Value Measurements and Disclosures.” It establishes that a Level 1 fair value measurement should be used to measure the fair value of a liability and alternative valuation techniques that should be used in the absence of a Level 1 measurement. ASU 2009-05 is effective for the first reporting period beginning after issuance; thus, it became effective for the Company on October 1, 2009. The Company is evaluating the impact of ASU 2009-05 on its consolidated financial statements.

In October 2009, the FASB issued Accounting Standards Update 2009-13, “Multiple-Deliverable Revenue Arrangements — a consensus of the FASB Emerging Issues Task Force,” to provide amendments to the criteria in Subtopic 609-24 of the Codification for separating consideration into multiple-deliverable revenue arrangements. ASU 2009-13 establishes a selling price hierarchy for determining the selling price of each specific deliverable which includes vendor-specific objective evidence (“VSOE”) if available, third party evidence if VSOE is not available or estimated selling price if neither VSOE nor third party evidence is available. ASU 2009-13 also eliminates the residual method for allocating revenue between the elements of an arrangement and requires that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method, which allocates any discount in the arrangement proportionally to each deliverable on the basis of each deliverable’s selling price. This Update expands the disclosure requirements regarding a vendor’s multiple-deliverable revenue arrangements. ASU 2009-13 is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with early adoption permitted. The Company is currently evaluating the impact of ASU 2009-13 on its consolidated financial statements.

Results of Operations

The following table presents the consolidated results of the Company for the nine-month ended September 30, 2009 and 2008.

Sales. Revenues increased to $2,241,779 for the nine-month ended September 30, 2009 from none for the same period of 2008.  This increase was because we are newly incorporated in September 2009, and did not have any operations in 2008. During this time period, we had only one customer. The sole product we sold to this customer was Fuel #93.

Cost of Sales. Cost of sales for the nine-month ended September 30, 2009 was $1,966,031 or 87.50% of net sales, as compared to $0 for the same period of 2008. This increase was because we did not have operating activities for the year of 2008.

Selling, General and Administrative Expenses. Selling, general and administrative expenses for the nine-month period ended September 30, 2009 was $3,190 compared to none for the same period of 2008.  Selling, general and administrative expenses mainly include salary expenses.

Income from Operations. Income from operations was $277,671 for the nine-month period ended September 30, 2009, compared to none for the same period of 2008. This increase was because we are newly incorporated in September 2009, and did not have any operations in 2008.

Net Income. Net income for the nine-month period ended September 30, 2009 was $208,253 as compared to none for the same period of 2008. The Increase in net income was due to the reasons described above.

Liquidity and Capital Resources

Cash and cash equivalents were $2,783,243 at December 31, 2007 and $9,124,178 at December 31, 2006. Our total current assets were $8,610,350 at December 31, 2007 as compared to $14,165,743 at December 31, 2006. Our total current liabilities were $4,163,738 at December 31, 2007 as compared to $4,357,378 at December 31, 2006.

We had working capital at September 30, 2009 of $208,253 compared with working capital of $0 at December 31, 2008. This increase in working capital was primarily due to the increase in accounts receivable, which was partially offset by the decrease in accounts payable and accrued liabilities. During the nine-month period ended September 30, 2009, net cash provided by operating activities was $120. Net cash used in investing activities was $0 and net cash used in financing activities was $0. Net change in cash and cash equivalents was an increase of $120.

Capital Expenditure

None.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements as of September 30, 2009.

Recent Accounting Pronouncements

In April 2009, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) Financial Accounting Standard (FAS) 157-4 “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”. Based on the guidance, if an entity determines that the level of activity for an asset or liability has significantly decreased and that a transaction is not orderly, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transaction or quoted prices may be necessary to estimate fair value in accordance with Statement of Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements”. This FSP is to be applied prospectively and is effective for interim and annual periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The adoption of this FSP did not have an impact on the financial statements.

In April 2009, the FASB issued FSP FAS 107-1 and Accounting Principles Board (APB) 28-1 “Interim Disclosures about Fair Value of Financial Instruments”. The FSP amends SFAS No. 107 “Disclosures about Fair Value of Financial Instruments” to require an entity to provide disclosures about fair value of financial instruments in interim financial information. This FSP is to be applied prospectively and is effective for interim and annual periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The adoption of this FSP did not have an impact on the financial statements.

In April 2008, the FASB issued FSP FAS 142-3, “Determination of the Useful Life of Intangible Assets”. The FSP states that in developing assumptions about renewal or extension options used to determine the useful life of an intangible asset, an entity needs to consider its own historical experience adjusted for entity-specific factors. In the absence of that experience, an entity shall consider the assumptions that market participants would use about renewal or extension options. This FSP is to be applied to intangible assets acquired after January 1, 2009. The adoption of this FSP did not have an impact on the financial statements.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”), which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the rationale for why that date was selected. This disclosure should alert all users of financial statements that an entity has not evaluated subsequent events after that date in the set of financial statements being presented. SFAS 165 is effective for interim and annual periods ending after June 15, 2009. Since FAS 165 at most requires additional disclosures, the adoption does not have a material impact on the Company’s financial position, results of operations or cash flows.

In June 2009, the FASB approved the “FASB Accounting Standards Codification” (the “Codification”) as the single source of authoritative nongovernmental U.S. GAAP to be launched on July 1, 2009. The Codification does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered non-authoritative. The Codification is effective for interim and annual periods ending after September 15, 2009. The Codification is effective for the Company in the interim period ending November 30, 2009 and the Company does not expect the adoption to have a material impact on its financial position, results of operations or cash flows.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements as of September 30, 2009.

PART 3.   DESCRIPTION OF PROPERTY

The Company’s headquarters and refinery are located on Bin Xi, Harbin Development Zone, with a total usable area of 30,000 square meters. The Company’s production facilities cover a total area of 5,000 m2 plus 2,000 m2 of office building. The alcohol-base clean fuel plan has production capability of 200,000 tons per year.

PART 4.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of outstanding Registrant Common Stock as of November 16, 2009 (after giving effect to the Exchange) by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all executive officers and directors as a group. Except as indicated in the footnotes below, the security and stockholders listed below possess sole voting and investment power with respect to their shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class (2)
HaiPeng Wang	3,168,365	80.38%
JJEJ Queens Company	380,431	9.65%
Dalian Yang	0	0%
Yulin Yang	0	0%
All Directors and Executive Officers as a Group (1 person)	3,168,365	80.38%

(1) "Beneficial Owner" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) For each shareholder, the calculation of percentage of beneficial ownership is based upon 3,941,796 shares of Common Stock outstanding as of November 16, 2009, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

PART 5. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

The following table sets forth information regarding the members of the Company’s board of directors and its executive officers. All of the Company’s executive officers and directors were appointed on November 16, 2009, the effective date of the Acquisition. All directors hold office until the first annual meeting of the stockholders of the Company and until the election and qualification of their successors or their earlier removal or retirement.

Officers are elected annually by the board of directors and serve at the discretion of the board.

Name (1)	Age	Title
HaiPeng Wang	33	Chairman, President
Daliang Yang	40	Chief Executive Officer
Yulin Yang	40	Chief Financial Officer

HaiPeng Wang.  Ms. Wang has served as a Director of Heilongjiang Jianye New Clean Fuel Marketing Co., Ltd. since September of 2009.  In that capacity he serves as its highest decision and is responsible for making the operating policies and developing plans, regulating and supervising the business activities, review and approval of its financial budget and accounts.  Prior thereto and since 2002, Mr. Wang the General Manager of Heilongjiang Jianye, in charge of the Company’s real property.  Mr. Wang holds a bachelor’s degree from Harbin Shifan University.

Daliang Yang.   Mr. Yang has serviced as Chief Executive Officer of Heilongjiang Jianye New Clean Fuel Marketing Co., Ltd. since September of 2009.  From 2002 until September 2009, Mr. Yang served as Vice President of Heilongjiang Jianye Fuel Company.

Yulin Yang.  Ms. Yang has served as Chief Financial Officer of Heilongjiang Jianye New Clean Fuel Marketing Co., Ltd. since September of 2009.  From September 2005 until 2009, Ms. Yang served as an accountant at Heilongjiang Hongguang Vehicle Marketing Co. From 2002 to 2005, Ms. Yang was an accountant at Harbin Zhanpeng Accounting Firm. Ms. Yang graduated with a B.A. in accounting.

AUDIT COMMITTEE. The Company intends to establish an audit committee, which will consist of independent directors. The audit committee's duties would be to recommend to the Company's board of directors the engagement of independent auditors to audit the Company's financial statements and to review its accounting and auditing principles. The audit committee would review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee would at all times be composed exclusively of directors who are, in the opinion of the Company's board of  directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

COMPENSATION COMMITTEE. Our board of directors does not have a standing compensation committee responsible for determining executive and director compensation.  Instead, the entire board of directors fulfills this function, and each member of the Board participates in the determination.  Given the small size of the Company and its Board and the Company's limited resources, locating, obtaining and retaining additional independent directors is extremely difficult.  In the absence of independent directors, the Board does not believe that creating a separate compensation committee would result in any improvement in the compensation determination process.  Accordingly, the board of directors has concluded that the Company and its stockholders would be best served by having the entire board of directors act in place of a compensation committee.  When acting in this capacity, the Board does not have a charter.

In considering and determining executive and director compensation, our board of directors reviews compensation that is paid by other similar public companies to its officers and takes that into consideration in determining the compensation to be paid to the Company’s officers.  The board of directors also determines and approves any non-cash compensation to any employee. The Company does not engage any compensation consultants to assist in determining or recommending the compensation to the Company’s officers or employees.

PART 6. EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by or paid to (i) each individual serving as our principal executive officer during our last completed fiscal year; and (ii) each other individual that served as an executive officer at the conclusion of the fiscal year ended December 31 and who received in excess of $100,000 in the form of salary and bonus during such fiscal year (collectively, the Named Executives).

Name and Principal Position	Year	Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
(1) HaiPeng Wang	2009	-	-	-	-	-	-
	2008	-	-	-	-	-	-
(2) Daliang Wang	2009	-	-	-	-	-	-
	2008	-	-	-	-	-	-
(3) Yulin Wang	2009	-	-	-	-	-	-
	2008	-	-	-	-	-	-
(4) Lawrence Williams	2009	-	-	-	-	-	-
	2008	-	-	-	-	-	-
	2007	-	-	-	-	-	-

Compensation Policy. Our Company’s executive compensation plan is based on attracting and retaining qualified professionals who possess the skills and leadership necessary to enable our Company to achieve earnings and profitability growth to satisfy our stockholders. We must, therefore, create incentives for these executives to achieve both Company and individual performance objectives through the use of performance-based compensation programs. No one component is considered by itself, but all forms of the compensation package are considered in total. Wherever possible, objective measurements will be utilized to quantify performance, but many subjective factors still come into play when determining performance.

Compensation Components. As an early-stage development company, the main elements of our compensation package consist of base salary, stock options and bonus.

Base Salary. As we continue to grow and financial conditions improve, these base salaries, bonuses and incentive compensation will be reviewed for possible adjustments. Base salary adjustments will be based on both individual and Company performance and will include both objective and subjective criteria specific to each executive’s role and responsibility with the Company.

COMPENSATION OF DIRECTORS

At this time, directors receive no remuneration for their services as directors of the Company, nor does the Company reimburse directors for expenses incurred in their service to the Board of Directors. The Company does not expect to pay any fees to its directors for the 2008 fiscal year.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

We do not have employment agreements with any of our officers, directors or key personnel.  The Company’s principal operating subsidiary, Heilong Jianye New Clean Fuel Marketing Co., Ltd. has employment agreements with the following persons: HaiPeng Wang, to serve as Chairman of the Board and President, executed on April 22, 2009 for a one year term, subject to automatic renewals of one year at the rate of $30,000 per year; and Dailang Yang, as Chief Executive Officer, executed on April 22, 2009 for a one year term, subject to automatic renewals of one year at the rate of $30,000 per year.

PART 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Currently, we have no independent directors on our Board of Directors, and therefore have no formal procedures in effect for reviewing and pre-approving any transactions between us, our directors, officers and other affiliates. We will use our best efforts to insure that all transactions are on terms at least as favorable to the Company as we would negotiate with unrelated third parties.

PART 8. LEGAL PROCEEDINGS

The Company is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated.

No director, officer, or affiliate of the Company and no owner of record or beneficial owner of more than 5.0% of the securities of the Company, or any associate of any such director, officer or security holder is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

PART 9. MARKET PRICE OF AND DIVIDEND ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Currently the Company’s common shares are listed on the Over-the-Counter Bulletin Board (OTCBB) under the ticker symbol “GWYC”.  However, as of the date of this report there have been no trading activities in the Company’s common stock.  There can be no assurance that a market will ever develop in the Company’s common stock in the future.  If a market does not develop then investors would be unable to sell any of the Company’s common stock likely resulting in a complete loss of any funds therein invested.

Since our inception, we have not paid any dividends on our Common Stock, and we do not anticipate that we will pay any dividends in the foreseeable future. We intend to retain any future earnings for use in our business.  At November16, 2009, we had approximately 43 shareholders of record.

PART 10.  RECENT SALES OF UNREGISTERED SECURITIES.

Since inception of the Company on August 30, 2006, we have sold unregistered securities to the following shareholders.

On September 29, 2006, the Company issued 4,387,500 shares of the Company’s common stock to Kwajo Sarfoh for $4,387.50, or $.001 per share.

On September 30, 2006, the Company issued 130,980 shares of the Company’s common stock to Michael Belton for $130.98, or $.001. On October 27, 2006 the Company issued 2,231,520 shares of the Company's common stock to Mr. Belton for $2,231.52, or $.001 per share.

On December 22, 2006, the Company issued Lawrence A. Williams, Jr. 1,200,000 shares of the Company's common stock at $.001, for services performed valued at $1,200 contributed capital to the Company.

From December 1, 2006 to March 31, 2007, the Company sold 367,000 shares of its common stock, par value $.001, at a price of $0.10 per share to thirty (30) investors in consideration for $36,700 contributed capital to the Company.  We claim an exemption from registration afforded by Rule 506 of Regulation D and section 4(2) of the Securities Act of 1933, as amended.  In particular, our Company confirmed that with respect to the exemption claimed under Rule 506 D and section 4(2) of the Securities Act of 1933, that:

i.  Each purchaser referred to gave written assurance of investment intent without a view for resale and certificates for shares sold to each purchaser bear a legend consistent with such investment intent and restricting transfer:

ii.  Sales were made to a limited number of persons. No general solicitation to the public was made in connection with such sales;

iii.  Each purchaser represented in writing that they had sufficient sophistication to evaluate the investment and could afford to lose their entire investment without adversely affecting their lifestyle;

iv.  Neither our company nor any person acting on our behalf offered or sold shares by means of any form of general solicitation or general advertising;

v.  The purchasers represented in writing that they acquired the shares for their own accounts.

vi.  Shareholders have been placed on notice that their securities will need to be sold in compliance with Rule 144 of the Act, and may not be transferred otherwise.

On November 16, 2009, the Registrant authorized the issuance of 3,548,796 shares in connection with the execution of a Share Exchange Agreement with the equity-holders of JGH. (the “Exchange”)and the issuance of 3,000,000 shares of Common Stock for services rendered to a finder in connection with the Exchange.

Except as noted above, the sales of the securities identified above were made pursuant to privately negotiated transactions that did not involve a public offering of securities and, accordingly, we believe that these transactions were exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and rules promulgated thereunder. Each of the above-referenced investors in our stock represented to us in connection with their investment that they were “accredited investors” (as defined by Rule 501 under the Securities Act) and were acquiring the shares for investment and not distribution, that they could bear the risks of the investment and could hold the securities for an indefinite period of time. The investors received written disclosures that the securities had not been registered under the Securities Act and that any resale must be made pursuant to a registration or an available exemption from such registration. All of the foregoing securities are deemed restricted securities for purposes of the Securities Act.

PART 11.  DESCRIPTION OF SECURITIES

COMMON STOCK

Number of Authorized and Outstanding Shares. The Company's Articles of Incorporation authorizes the issuance of 50,000,000 shares of Common Stock, $.001 par value per share, of which 31,393,765 post-split adjusted shares were outstanding on November 16, 2009.  On November 16, 2009 the Company’s Board of Directors have authorized an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 394,500,000 and concurrently affecting a 7.89 for one forward-split of the Registrant’s issued and outstanding shares of Common Stock.

Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of Common Stock have no cumulative voting rights. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

Other. No shareholder has any preemptive right or other similar right to purchase or subscribe for any additional securities issued by the Company, and no shareholder has any right to convert the common stock into other securities. No shares of common stock are subject to redemption or any sinking fund provisions. All the outstanding shares of the Company's common stock are fully paid and non-assessable. Subject to the rights of the holders of the preferred stock, if any, the Company's shareholders of common stock are entitled to dividends when, as and if declared by the Board from funds legally available therefore and, upon liquidation, to a pro-rata share in any distribution to shareholders. The Company does not anticipate declaring or paying any cash dividends on the common stock in the foreseeable future.

Preferred Stock

The proposed amendment to the Company's Articles of Incorporation authorizes the issuance of 5,500,000 shares of Preferred Stock, par value $0.001 per share, subject to any limitations prescribed by law, without further vote or action by the stockholders, to issue from time to time shares of preferred stock in one or more series. Each such series of Preferred Stock shall have such number of shares, designations, preferences, voting powers, qualifications, and special or relative rights or privileges as shall be determined by the Company's board of directors, which may include, among others, dividend rights, voting rights, liquidation preferences, conversion rights and preemptive rights.

Transfer Agent

Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws. The Company's transfer agent for its Common Stock is Pacific Stock Transfer Company located at 4045 South Spencer Street, Suite 403, Las Vegas, Nevada 89119, Telephone (702) 361-3033.

Penny Stock

The Commission has adopted rules that define a “penny stock” as equity securities under $5.00 per share which are not listed for trading on Nasdaq (unless the issuer (i) has a net worth of $2,000,000 if in business for more than three years or $5,000,000 if in business for less than three years or (ii) has had average annual revenue of $6,000,000 for the prior three years). The Company's securities are characterized as penny stock, and therefore broker-dealers dealings in the securities are subject to the disclosure rules of transactions involving penny stock which require the broker-dealer, among other things, to (i) determine the suitability of purchasers of the securities and obtain the written consent of purchasers to purchase such securities and (ii) disclose the best (inside) bid and offer prices for such securities and the price at which the broker-dealer last purchased or sold the securities. The additional brequirements imposed upon broker-dealers discourage them from engaging in transactions in penny stocks, which reduces the liquidity of the Company's securities. The Company's common stock is currently quoted on the OTC Bulletin Board under the symbol GWYC.OB.

PART 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Pursuant to our articles of incorporation and bylaws, we may indemnify an officer or director who is made a party to any proceeding, because of his position as such, to the fullest extent authorized by Nevada Revised Statutes, as the same exists or may hereafter be amended. In certain cases, we may advance expenses incurred in defending any such proceeding.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

The Company's bylaws provide that our officers and directors will have no personal liability to us or our stockholders for monetary damages incurred as the result of the breach or alleged breach by a director of his "duty of care." This provision does not apply to the directors' (i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its stockholders or that involve the absence of good faith on the part of the director, (iii) approval of any transaction from which a director derives an improper personal benefit, (iv) acts or omissions that show a reckless disregard for the director's duty to the corporation or its stockholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its stockholders, (v) acts or omissions that constituted an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its stockholders, or (vi) approval of an unlawful dividend, distribution, stock repurchase or redemption. This provision would generally absolve directors of personal liability for negligence in the performance of duties, including gross negligence.

The effect of this provision in our Bylaws is to eliminate the rights of our Company and our stockholders (through stockholder's derivative suits on behalf of our Company) to recover monetary damages against a director for breach of his fiduciary duty of care as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described in clauses (i) through (vi) above. This provision does not limit nor eliminate the rights of our Company or any stockholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's duty of care. In addition, our Bylaws provide that if the Nevada General Corporation Law is amended to authorize the future elimination or limitation of the liability of a director, then the liability of the directors will be eliminated or limited to the fullest extent permitted by the law, as amended. The Nevada General Corporation Law grants corporations the right to indemnify their directors, officers, employees and agents in accordance with applicable law.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to its directors, officers and controlling persons pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Please see the discussion of “Closing of Exchange” and “Recent Financings” in Item 2.01, which discussion is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 16, 2009, Lawrence Williams, Jr. resigned from his role as the Registrant’s Chief Executive Officer, President, Chief Financial Officer, Principal Financial and Accounting Officer.  HaiPeng Wang was elected as the Registrant’s Chairman and President, Daliang Yang was elected as Chief Executive Officer and Director, and Yunil Yang was elected as Chief Financial Officer.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 16, 2009, the Registrant’s Board of Directors approved an amendment Articles of Incorporation increasing  the number of authorized  shares of common stock from 50,000,000 to 394,500,000 and concurrently effecting a 7.89 for 1 forward split of the Company's issued and outstanding shares of common stock.  Approval of the Company's stockholders was not required to be obtained, as authorized by Section 78.207, et seq. of the Nevada Revised Statutes.  As a result of the forward stock split, each share of the Company's common stock issued and outstanding on such date was split into 7.89 shares of the Company's common stock.

Additionally on November 16, 2009, a majority of the Company’s Shareholders voted to amend the Company’s Articles of Incorporation to: (i) increase the number of Shares of the authorized capital stock to 400,000,000 shares of which 394,500,000 shall be Common Stock, par value $0.001 per share and 5,500,000 shall be preferred stock, par value $0.001 per share; (ii) authorize the creation of a class of 5,500,000 shares of blank check preferred stock; and (iii) change the name of the Registrant to American Jianye Greentech Holdings Ltd. Upon the filing of a Definitive Information Statement and effectiveness of the name change, the Company intends to apply to change its stock symbol on the Over the Counter Bulletin Board.

PART III.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (a) Financial statements: As a result of the Exchange described in Item 2.01, the registrant is filing the audited financial statement information of JGH’s principal operating subsidiaries, Hong Kong Jianye Greentech Holding Limited and Heilongjiam Jianye New Clean Fuel Marketing Ltd. as Exhibits 99.1, 99.2 and 99.3 to this current report.

 (b) Pro forma financial information: The unaudited pro forma consolidated financial information regarding the registrant and JGH is attached to this current report as Exhibit 99.4.

 (c) Exhibits:

Exhibit	Description
2.1	Agreement and Plan of Share Exchange, by and among Gateway Certifications, Inc., Jianye Greentech Holdings Ltd., and the Shareholders of Jianye Greentech Holdings Ltd. as of November 16, 2009. (1)

2.2	Asset Divestiture Agreement between Gateway Certifications, Inc. and Gateway Certifications, LLC. (1)

3.1	Certificate of Incorporation of Jianye Greentech Holdings Ltd. (1)

3.2	Memorandum and Articles of Association of Jianye Greentech Holdings Ltd. (1)

3.3	Certificate of Incorporation of Hong Kong Greentech Holdings Limited. (1)

3.4	Memorandum and Articles of Association of Hong Kong Greentech Holdings Limited. (1)

3.5	Articles of Association of Heilongjiang New Clean Fuel Marketing Co. (1)

10.1	Employment Agreement between Heilongjiang New Clean Fuel Marketing Co. and Daliang Yang, dated April 22, 2009. (1)

10.2	Employment Agreement between Heilongjiang New Clean Fuel Marketing Co. and Haipeng Wang, dated September 22, 2009. (1)

10.4	Sample Materials Purchase Agreement. (1)

99.1	Audited financial statements Jianye Greentech Holdings Ltd. for the period ended December 31, 2008. (1)

99.2	Audited financial statements of Hong Kong Jianye Greentech Holding Limited for the period ended December 31, 2008. (1)

99.3	Audited financial statements of Heilongjian Jianye Clean Fuel Marketing Ltd. for the period ended December 31, 2008. (1)

99.4	Unaudited Pro Forma Consolidated Financial Statements. (1)

(1)  Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on November 23, 2009.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATEWAY CERTIFICATIONS, INC.
Date: January 12, 2010	/s/ HaiPeng Wang
By: HaiPeng Wang, President